SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is entered into as of December 15, 2004, by and among PNC BANK, NATIONAL ASSOCIATION, for itself and as agent (collectively, the "BANK") under the "Loan Agreement" and the "Guaranty" (as those terms are defined below), SMALL WORLD KIDS, INC. (the "DEBTOR"), and SWT, LLC (the "CREDITOR").

                                    RECITALS

      The Bank, the Lenders, and Small World Toys ("BORROWER") are parties to a Revolving Credit and Security Agreement, dated on or about the date hereof (as amended, supplemented or replaced from time to time, the "LOAN Agreement"). The Debtor has provided a Continuing Guaranty (the "GUARANTY") of the obligations of the Borrower, in favor of the Bank, for itself and as agent for the Lenders (the "LENDERS") described therein, a security agreement securing the Guaranty, and various other documents, instruments and agreements all between the Bank and the Debtor (collectively, and as amended, supplemented or replaced from time to time, the "DEBTOR DOCUMENTS").

      The Creditor has extended or is extending to the Debtor certain loans, advances and extensions of credit, as evidenced by a promissory note dated May 20, 2004 in the original principal amount of $5,000,000 and having an unpaid principal balance of $5,000,000 (the "SUBORDINATED NOTE") and the other agreements, documents and instruments between Creditor and Debtor (collectively, with the Subordinated Note, the "CREDITOR DOCUMENTS").

      The Bank and the Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Debtor.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.    DEFINITIONS.

            "COLLATERAL" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees. In addition, Creditor agrees that any funds of the Debtor which Creditor obtains through the exercise of any right of setoff or other similar right, constitute Collateral.

            "OBLIGATIONS" means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Debtor to the Bank (or to any other direct or indirect subsidiary of PNC Bank Corp.), or owing by the Debtor to the other Lenders pursuant to the Debtor Documents, of any kind or nature, present or future (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Bank's or any Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Bank or any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

            "OTHER NOTES" means, collectively, (a) the Secured Promissory Note, dated May 20, 2004, by Savon Team Sports, Inc. (now known as Small World Kids, Inc.), in favor of Eddy Goldwasser, in the stated principal amount of $1,000,000, (b) the Promissory Note, dated May 20, 2004, by Savon Team Sports, Inc. (now known as Small World Kids, Inc.), in favor of Eddy Goldwasser, in the stated principal amount of "$700,000 (Subject to Adjustment)", (c) the promissory note, dated September 17, 2004, by Grantor, in favor of Strome Hedgecap Ltd. and/or Strome Investment Management, in the principal amount of $1,200,000 (the "STROME NOTE"), (d) the promissory note, dated September __, 2004, by Grantor, in favor of St. Cloud Capital Partners L.P., in the principal amount of $2,000,000 (the "ST. CLOUD NOTE").

            "SUBORDINATED DEBT" means any loans, advances, debts, liabilities, obligations, covenants and duties owing by the Debtor to the Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan or guarantee or in any other manner, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or otherwise acquired by Creditor), whether consisting of principal, interest, expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise, and all whether arising or created pursuant to the Creditor Documents or otherwise.

            "SUBORDINATE INTEREST" means any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by Creditor in the Collateral.

      2.    SUBORDINATION.

            (a) Subject to Section 3 hereof, the Creditor hereby irrevocably subordinates and postpones the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations and directs that the Obligations be paid in full before the Subordinated Debt, and Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Debt nor any additional security therefor unless and until all of the Obligations have been paid and performed in full, in cash.

            (b) Creditor shall: (i) make notations on the books of the Creditor beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish the Bank, upon Bank's request from time to time, a statement of the account between the Creditor and the Debtor representing the Subordinated Debt and copies of each of the Creditor Documents, and (iii) give the Bank, upon its request, full and free access to the Creditor's books pertaining only to such accounts with the right to make copies thereof. Each and every Creditor Document that is a promissory note or a negotiable instrument shall bear a legend as set forth in paragraph 13(c) hereof, but this Agreement shall be fully effective, even if no such legend is affixed.

            (c) Creditor represents and warrants that as of the date hereof the Debtor is not indebted to Creditor except under the Subordinated Note in an amount not exceeding $5,000,000, and that Creditor has not executed any other subordination agreement with respect to such debt or the Collateral or the Debtor.

            (d) All security interests now or hereafter acquired by Bank in any or all of the Collateral, in which the Debtor now has or hereafter acquires any ownership, leasehold or other interest, shall at all times be prior and superior to the Subordinate Interest. Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Creditor shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing, without the prior written consent of Bank, which shall be a matter of Bank's sole discretion.

      3. PAYMENTS TO CREDITOR. Notwithstanding any other provision of this Agreement, the Debtor shall be entitled to pay and the Creditor shall be entitled to receive each of the following payments, provided that (i) no Event of Default exists under the Debtor Documents or the Loan Agreement or would result from such payment, and that neither Debtor nor Creditor shall have breached any of their representations, warranties, or covenants hereunder, (ii) Borrower would have been in compliance with the Fixed Charge Coverage Ratio requirements of Section 6.5(b) of the Loan Agreement for the quarter that ended immediately preceding such payment if all amounts paid by Borrower to Debtor since the end of such quarter had been given effect as of such quarter for purposes of calculating the Fixed Charge Coverage Ratio, and (iii) based upon Borrower's financial trends, Borrower will be in compliance with said Fixed Charge Coverage Ratio requirements for future quarters (as determined by Bank in its good faith business judgment based upon information provided by Borrower):

            (a) The regularly scheduled payments of interest (at the non-default rate), in the amounts and when due in the ordinary course of business under the terms of the Subordinated Note (as in effect on the date hereof), provided that, at the time of such payments, the Borrower has "Adjusted Undrawn Availability" (as defined in the Loan Agreement) of not less than $500,000,

            (b) The regularly scheduled payments of principal, in the amounts and when due in the ordinary course of business, under the terms of the Subordinated Note (as in effect on the date hereof), provided that (i) no "Seasonal Advance" (as defined in the Loan Agreement) is outstanding and (ii) at the time of such payments, the Borrower has "Undrawn Availability" (as defined in the Loan Agreement) of not less than $1,000,000, and

            (c) Prepayments of principal and interest (at the non-default rate) owed under the Subordinated Note (as in effect on the date hereof), provided that (i) no "Seasonal Advance" (as defined in the Loan Agreement) is outstanding, (ii) at the time of such payments, the Borrower has "Undrawn Availability" (as defined in the Loan Agreement) of not less than $1,000,000,
(iii) the aggregate of the payments allowed pursuant to this subsection, when aggregated with all prepayments of principal and interest made on the Other Notes, shall not at any time exceed an amount equal to 75% of the aggregate of the cash consideration, net of related expenses, that Debtor has received for the issuance of equity securities of Debtor after the date hereof and for which Debtor has delivered to Bank evidence satisfactory to Bank that such cash has been received, and (iv) no payments shall be allowed pursuant to this subsection until all indebtedness under the St. Cloud Note and the Strome Note has been paid in full.

Except for payments expressly allowed pursuant to this Section, if any, no payments of principal on the Subordinated Debt, or interest, or costs and expenses, or other payments, shall be permitted or made.

      4. SECURITY. The Debtor shall not grant and the Creditor shall not take any additional lien on or security interest in any of the Debtor's property, now owned or hereafter acquired or created, without the prior written consent of the Bank.

      5. DEFAULT; STANDSTILL LIMITATION. The Creditor shall promptly give Bank written notice of any default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Debt or the Subordinate Interest. Notwithstanding any breach or default by the Debtor under the Creditor Documents, the Creditor shall not at any time or in any manner: (a) commence or join in any proceeding to recover any amounts due on the Subordinated Debt, commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Debtor, foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims it has or may have against the Debtor under the Subordinated Debt or otherwise, or (b) contest, protest or object to any action taken by Bank under the Debtor Documents, the Loan Agreement or otherwise, unless and until the Obligations have been fully and indefeasibly paid and satisfied in full.

      6. BANKRUPTCY/PROBATE OF DEBTOR. In the event a petition or action for relief shall be filed by or against the Debtor under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the claims of the Bank and the Lenders (secured or unsecured) against the assets or estate of the Debtor for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditor on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. The Bank may, in its discretion, file a proof of claim for or collect the Creditor's claim first for the benefit of the Bank and/or the other Lenders to the extent of the unpaid Obligations and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Debtor's estate in such proceeding. The Debtor and the Creditor shall furnish all assignments, powers or other documents requested by the Bank to facilitate such direct collection by the Bank.

      7. RECEIPT OF PAYMENTS BY CREDITOR. Should the Creditor directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof (including, without limitation, any funds obtained through the exercise of any right of setoff or similar right), prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of all financing arrangements between the Bank and the Debtor, the Creditor will deliver the same to the Bank in the form received (except for the endorsement or assignment of the Creditor where necessary), for application to the Obligations in such order and manner as the Bank may elect. Until so delivered, the Creditor shall hold the same, in trust, for the Bank as property of the Bank, and shall not commingle such property of the Bank with any other property held by the Creditor. In the event the Creditor fails to make any such endorsement or assignment, the Bank, or any of its officers or employees on behalf of the Bank, is hereby irrevocably authorized in its own name or in the name of the Creditor to make such endorsement or assignment and is hereby irrevocably appointed as the Creditor's attorney-in-fact for those purposes.

      8.    BANK'S RIGHTS.

            (a) The Creditor hereby consents that at any time and from time to time, without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Bank and Lenders may, in their sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Debtor Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Debtor or Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Bank, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

            (b) This Agreement will not be affected, impaired or released by any delay or failure of the Bank or Lenders to exercise any of their rights and remedies against the Debtor or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Bank or Lenders to take steps to perfect or maintain any lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Debtor or a subordinated creditor. The Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations. The Creditor waives any right to require Bank or Lenders to marshal any assets in favor of the Creditor or against or in payment of any or all of the Obligations. Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Bank or Lenders which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Creditor's subrogation rights, rights to proceed against the Debtor for reimbursement, and/or any other rights of the Creditor.

            (c) Nothing in this Agreement will obligate the Bank or Lenders to grant credit to, or continue financing arrangements with, the Debtor or the Borrower.

      9. CONTINUING AGREEMENT. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Creditor's obligations and undertakings to the Bank and Lenders have been fully performed and until all the Debtor Documents have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by the Bank or Lenders upon insolvency, bankruptcy, or reorganization of the Debtor or otherwise, all as though such payment had not been made.

      10. NO CHALLENGE TO LIENS. The Creditor agrees that it will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Bank or the Lenders.

      11.   DISPOSITION OR RELEASE OF COLLATERAL.

            (a) The Creditor agrees that, until Bank has received payment in full of all Obligations, now existing or hereafter arising, Bank may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Subordinate Interest, provided that the Creditor retains any rights it may have as a junior secured creditor with respect to the surplus, if any, arising from any such disposition or enforcement.

            (b) If at any time or from time to time the Collateral, or any portion thereof, is in any manner sold or otherwise transferred, the Creditor's consent to such disposition shall be automatically and irrevocably given if the Bank, in its sole discretion and for any reason, consents to such disposition, and in any event the Creditor shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

            (c) If, at any time and for any reason, the Bank releases any lien on the Collateral, or any portion thereof, the Creditor shall likewise release its lien on the property so released, if the Creditor has obtained such a lien.

            (d) Upon any disposition of any of the Collateral by Bank, or by the Debtor with Bank's written consent, the Creditor hereby authorizes Bank to file Uniform Commercial Code termination statements with respect to any financing statements in favor of Creditor with respect to Borrower and the Collateral, and Creditor agrees, if requested by Bank, to execute and immediately deliver any and all other releases, terminations and other documents or agreements which Bank deem necessary to accomplish a disposition of the Collateral free of the Subordinate Interest; provided that Creditor shall retain its Subordinate Interest in the proceeds of the Collateral so disposed of.

      12. ORDER OF PROCEEDINGS. Nothing in this Agreement is intended to compel the Bank, the Lenders or the Creditor at any time to declare the Debtor in default or compel the Bank or Lenders to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of the Bank and Lenders with respect to the Collateral, the Debtor, and any other obligors concerning the Obligations are cumulative and not alternative.

      13.   ASSIGNMENT OF SUBORDINATED DEBT.

            (a) The provisions hereof shall inure to the benefit of any financial institution obtained by the Debtor, the Bank, or the Lenders which receives a guaranty from Debtor in connection with providing replacement working capital or other financing for the Borrower in place of the Bank or Lenders, regardless of whether any such replacement lender provides its own financing or succeeds to the Bank's or Lenders' financing by assignment. If requested by such replacement lender, the Creditor shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.

            (b) The Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, the Creditor shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

            (c) Each Creditor Document which is a promissory note or a negotiable instrument shall bear the following legend, or a similar legend acceptable to Bank, in boldface type:

            THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, FOR ITSELF AND AS AGENT. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

      14. FINANCING OF FIDUCIARY. In the event of a bankruptcy, reorganization, other insolvency or court proceeding for the Debtor and/or Borrower commences, the Bank and Lenders shall have the option (in their sole and absolute discretion) to continue to provide financial accommodations (on terms acceptable to the Bank and Lenders) to the trustee, other fiduciary, or of the Debtor and/or Borrower as a debtor-in-possession, if the Bank deems such accommodations to be in its best interests. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings, so that the Bank (for itself and/or on behalf of Lenders) shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all Obligations, whether created before or during such court proceeding. The Creditor hereby waives any right it may have to object to financing by the Bank or the Lenders during the pendency of such court proceeding and the Creditor's consent to such financing shall not be required regardless of whether the court supervising such proceeding approves, grants or allows adequate protection to the Creditor.

      15. INVESTIGATION OF PARTIES. The Creditor has entered into the Creditor Documents with the Debtor and the Bank has entered into the Debtor Documents with the Debtor and the Creditor and the Bank have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Debtor, or its ability to repay its loans to the Creditor or the Bank (and Lenders) in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Creditor and the Bank for any purpose.

      16. IMPROPER ACTION BY CREDITOR. If the Creditor, the Debtor or both, contrary to this Agreement, make, attempt to or threaten to allow the Creditor to exercise its remedies against the Debtor under the Creditor Documents, or make any payment or take any action contrary to this Agreement, the Bank may restrain or enjoin the Creditor and the Debtor from so doing, it being expressly understood and agreed by the Creditor and the Debtor that: (i) the Bank's (or Lenders') damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Creditor and the Debtor waive any defense or claim that the Bank (or Lenders) or the Debtor cannot demonstrate damages or can be made whole by the awarding of damages.

      17. INDEMNIFICATION OF BANK. The Creditor agrees to indemnify and to hold the Bank and the Lenders, and each of their officers, directors, agents and employees, harmless from any and all losses, damages, liabilities, expenses and obligations, including attorneys' fees and expenses, as they arise, relating to actions of the Creditor taken contrary to this Agreement.

      18. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:


TO THE BANK:                    PNC BANK, NATIONAL ASSOCIATION
                                2 NORTH LAKE AVENUE, SUITE 440
                                PASADENA, CALIFORNIA  91101
                                ATTENTION:  PORTFOLIO MANAGER
                                FACSIMILE NO.: (626) 432-4589

TO THE CREDITOR:                SWT, LLC
                                5711 BUCKINGHAM PARKWAY
                                CULVER CITY, CALIFORNIA 90230
                                ATTENTION:  BOB RANKIN
                                FACSIMILE NO.: (310) 410-9606

TO THE DEBTOR:                  SMALL WORLD KIDS, INC.
                                5711 BUCKINGHAM PARKWAY
                                CULVER CITY, CALIFORNIA 90230
                                ATTENTION:  BOB RANKIN
                                FACSIMILE NO.: (310) 410-9606


      19. PRESERVATION OF RIGHTS. No delay or omission on the Bank's (or Lenders') part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's (or Lenders') action or inaction impair any such right or power. The Bank's (and Lenders') rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank (or Lenders) may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Bank (or Lenders) or the Creditor may have against the Debtor under the Debtor Documents or the Creditor Documents, respectively, or under any other agreement between them, or either of them, and the Debtor.

      20. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      21. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor or the Creditor therefrom, will be effective unless made in a writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      22. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

      23. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

      24. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Debtor, the Creditor and the Bank and their respective heirs, executors, administrators, successors and assigns (including, without limitation, the Lenders and any of their participants); provided, however, that neither the Debtor nor the Creditor may assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the benefit of the Debtor or any alleged third party beneficiary hereof.

      25. INTERPRETATION. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Debtor or by more than one party as Creditor, the obligations of such persons or entities hereunder will be joint and several.

      26. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Creditor or Debtor with respect this Agreement or any related agreement may be brought in any court of competent jurisdiction in New York County, State of New York, United States of America, and, by execution and delivery of this Agreement, Creditor and Debtor each accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Creditor and Debtor each hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Bank to bring proceedings against Creditor or Debtor in the courts of any other jurisdiction. Creditor and Debtor each waives any objection to jurisdiction and venue of any action instituted hereunder in such courts in New York County and shall not assert any defense with respect thereto based on lack of jurisdiction or venue or based upon forum non conveniens. Creditor and Debtor each waives the right to remove any judicial proceeding brought against Creditor or Debtor (as applicable) in connection with this Agreement in any state court to any federal court. Any judicial proceeding by Creditor or Debtor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

      27. WAIVER OF JURY TRIAL. EACH OF THE DEBTOR, THE CREDITOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE DEBTOR, THE CREDITOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

      WITNESS the due execution hereof as a document under seal, as of the date first written above.

DEBTOR:                              CREDITOR:

SMALL WORLD KIDS, INC.               SWT, LLC

By:                                  By:
     ----------------------------         ------------------------------

Name:                                Name:
       --------------------------          -----------------------------

Title:                               Title:
        -------------------------           -----------------------------



                                     BANK:

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     FOR ITSELF AND AS AGENT

                                     By:
                                          ------------------------------

                                     Name:
                                           -----------------------------

                                     Title:
                                            -----------------------------

                    ACKNOWLEDGEMENT RE SIGNATORY FOR CREDITOR


STATE OF _______________________ )
                                 ) SS.:
COUNTY OF ______________________ )


      On the ___ day of ___________, 2004, before me personally came _________________, to me known, who being by me duly sworn, did depose and say that he/she is the _______________ of _______________, the __________ described in and which executed the foregoing instrument; and that he/she signed his/her name thereto as the act and deed of such corporation by order of the board of directors of said corporation.


                                       -----------------------------------------
                                       Notary Public